Exhibit 10.3

EXECUTION VERSION

*** TEXT OMITTED AND

FILED SEPARATELY

CONFIDENTIAL TREATMENT

REQUESTED

AMENDMENT NO. 2

TO

CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (the “Amendment”), effective as of July 30, 2008, is made by and among GLOBAL POWER EQUIPMENT GROUP INC., a corporation formed under the laws of Delaware (the “Company” or the “Borrower”), the other Credit Parties party hereto, the Lenders party hereto, MORGAN STANLEY SENIOR FUNDING, INC., a corporation formed under the laws of Delaware, as lead arranger and bookrunner and as administrative agent for the Lenders (in such capacity, together with its successors and assigns, if any, the “Administrative Agent”), MORGAN STANLEY & CO. INCORPORATED, a corporation formed under the laws of Delaware, as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns, if any, the “Collateral Agent”), THE CIT GROUP/BUSINESS CREDIT, INC. a corporation formed under the laws of Delaware, as syndication agent and as revolving agent for the Revolving Lenders (in such capacity, together with its successors and assigns, if any, the “Revolving Agent”) and GENERAL ELECTRIC CAPITAL CORPORATION, a corporation formed under the laws of Delaware, as documentation agent (in such capacity, the “Documentation Agent”, together with the Administrative Agent and the Collateral Agent, the “Agents”).

WHEREAS, the Borrower, the other Credit Parties party thereto, the Lenders party thereto and the Agents are parties to that certain Credit Agreement, dated as of January 22, 2008 and as amended on April 24, 2008 (as it may be further amended, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders and the Agents provide the Borrower with certain financial accommodations; and

WHEREAS, the Credit Agreement shall be amended as set forth herein on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

2. Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Subsection 1.01(a)(i) is hereby deleted and replaced in its entirety with the following:

(i) Twenty-five million Dollars ($25,000,000) or

(b) Section 3.06(b) is hereby amended by deleting the last sentence thereof and replacing it with the following: “The Unused Commitment Fee shall be non-refundable and paid monthly in arrears and on the date of the termination or expiration of the Revolving Commitments.”

(c) Section 3.06(c) is hereby deleted and replaced in its entirety with the following:

(c) the Revolving Agent, for the account of the Revolving Lenders, a Letter of Credit fee in an amount equal to the Letter of Credit Applicable Margin times the undrawn amount of all outstanding Letters of Credit, payable monthly in arrears and on the date of the termination or expiration of the Revolving Commitments;

(d) Section 3.06(d) is hereby deleted and replaced in its entirety with the following:

(d) to the Revolving Agent for the benefit of the L/C Issuer, (i) payable monthly upon notice from the Revolving Agent, an additional fee equal to 0.32% per annum times the average aggregate face amount of all Letters of Credit issued and outstanding during such one-month period plus, (ii) payable monthly, applicable standard bank issuance and amendment charges, not to exceed, for each Letter of Credit issuance or amendment, $500.

(e) Section 7.15(a) is hereby deleted and replaced in its entirety with the following:

(a) No Credit Party shall have any Deposit Account (other than the accounts listed on Schedule 5.01(t)(iii)), commodities account or Securities Account other than accounts subject to Control Agreements and the Credit Parties shall cause the Collateral Agent, on behalf of the Secured Parties, to have a valid, perfected, first-priority security interest in such accounts (other than those accounts listed on Schedule 5.01(t)(iii)). The Credit Parties shall not permit the balance in the accounts listed on Schedule 5.01(t)(iii) to exceed $500,000 at any time.

(f) Section 7.15(c) is hereby deleted and replaced in its entirety with the following:

(c) Each Credit Party shall take all reasonable steps necessary from time to time to deposit or cause to be deposited promptly all of its Collections (including those sent in cash or otherwise directly to any Credit Party) into an account subject to a Control Agreement (other than with respect to those accounts listed on Schedule 5.01(t)(iii)).

(g) Section 8.01(m) is hereby deleted in its entirety.

(h) Section 8.03 is hereby amended by (i) deleting the “and” at the end of clause (k) thereof, (ii) deleting the period at the end of clause (l) thereof and replacing it with “; and” and (iii) inserting a new clause (m) at the end thereof which shall read as follows:

“(m) Indebtedness of the Company and its Subsidiaries in an amount not to exceed $3,000,000.00 to be used to finance the renewal of insurance coverage for itself and its domestic and foreign Subsidiaries under its existing insurance plans.”

(i) Section 9.01 is hereby amended by deleting the table therein in its entirety and replacing it with the following:

Measurement Period Ending	Ratio
March 31, 2008	3.00x
June 30, 2008	2.50x
September 30, 2008	3.00x
December 31, 2008	3.00x
March 31, 2009	3.00x
June 30, 2009	3.25x
September 30, 2009	3.50x
December 31, 2009	3.75x
March 31, 2010	3.75x
June 30, 2010	3.50x
September 30, 2010	3.25x
December 31, 2010	3.00x
March 31, 2011	3.00x
June 30, 2011	2.75x
September 30, 2011	2.75x
December 31, 2011	2.50x
March 31, 2012	2.50x
June 30, 2012	2.25x
September 30, 2012, and each period thereafter	2.00x

(j) Section 9.02 is hereby amended by deleting the table therein in its entirety and replacing it with the following:

Measurement Period Ending	Ratio
June 30, 2008	2.00x
September 30, 2008	1.75x
December 31, 2008	1.75x
March 31, 2009	1.75x
June 30, 2009	1.60x
September 30, 2009	1.50x
December 31, 2009	1.40x
March 31, 2010	1.45x
June 30, 2010	1.50x
September 30, 2010	1.55x
December 31, 2010	1.60x

Measurement Period Ending	Ratio
March 31, 2011	1.60x
June 30, 2011	1.70x
September 30, 2011	1.70x
December 31, 2011	1.80x
March 31, 2012	1.80x
June 30, 2012	1.90x
September 30, 2012	1.90x
December 31, 2012, and each period thereafter	2.00x

(k) Section 9.03 is hereby amended by deleting the table therein in its entirety and replacing it with the following:

Fiscal Month Ending	Minimum Liquidity
January 31, 2008	$15,000,000
February 29, 2008	$15,000,000
March 31, 2008	$15,000,000
April 30, 2008	$15,000,000
May 31, 2008	$15,000,000
June 30, 2008	$15,000,000
July 31, 2008	$0
August 31, 2008	$0
September 30, 2008	$0
October 31, 2008	$0
November 30, 2008	$0
December 31, 2008	$0
January 31, 2009	$2,500,000
February 28, 2009	$2,500,000
March 31, 2009	$2,500,000
April 30, 2009	$5,000,000
May 31, 2009	$5,000,000
June 30, 2009	$5,000,000
July 31, 2009, and each period thereafter	$10,000,000

(l) Section 14.01 of the Credit Agreement is hereby amended by:

(i) adding the following defined term in appropriate alphabetical order:

“Letter of Credit Applicable Margin” means a percentage per annum equal to 2.75%.

(ii) deleting the defined term “Applicable Margin” in its entirety and replacing it with the following:

“Applicable Margin” means a percentage per annum, as set forth below:

	Alternate Base Rate Loan	LIBOR Rate Loan
Revolving Loans	2.50%	3.50%
Term Loans	6.50%	7.50%

; and

(iii) deleting the defined term “Excluded Account” in its entirety.

(iv) deleting the defined term “Interest Payment Date” in its entirety and replacing it with the following:

“Interest Payment Date” means (i) for the Revolving Loans the last Business Day of each Fiscal Month and (ii) for the Term Loans, the last Business Day of each Fiscal Quarter, in each case commencing on the first such date to occur after the Closing Date, and the Maturity Date; provided that, with respect to the amount of any Loan prepaid, the Interest Payment Date shall be the date of such prepayment.

(m) The Schedules to the Credit Agreement are hereby amended by:

(i) deleting the existing Schedule 5.01(t)(i) and inserting Schedule 5.01(t)(i) in the form attached hereto as Exhibit A.

(ii) inserting Schedule 5.01(t)(iii) in the form attached hereto as Exhibit B in appropriate numerical order.

3. Modification of Post-Closing Obligations.

(a) The obligations set forth in Schedule 4.03 of the Credit Agreement are hereby modified as follows:

(i) the obligation set forth in paragraph 1(e)(iii) of such Schedule is hereby waived, provided that in lieu of such obligation, on or before the date falling 30 days after the date of this Amendment, the Credit Parties shall deliver to the Collateral Agent a stock certificate (and related stock power) representing 65% of the Capital Stock of Global Power Equipment Group Inc. in Global Power Equipment Group (Hong Kong) Limited, the owner of 100% of the Capital Stock of Braden Power Equipment (Shanghai) Co. Ltd; and

(ii) the time to satisfy the obligation set forth in paragraph 1(e)(iii) of such Schedule is hereby extended to the date falling 30 days after the date of this Amendment,

it being agreed and understood that the provisions of paragraphs 2, 3 and 4 of such Schedule shall apply to the above obligations, as if such obligations were set forth in such Schedule.

4. Conditions Precedent. The amendments set forth in Section 2 above shall become effective as of July     , 2008, but only once each of the following conditions is satisfied:

(a) (i) the Administrative Agent shall have received an amendment fee in an amount equal to $250,000, (ii) the Term Lenders shall, in aggregate have received an amendment fee in an amount equal to $437,500, (iii) the Revolving Lenders shall, in aggregate have received an amendment fee in an amount equal to $150,000, and (iv) the Borrower shall have paid all other Participating Lender Expenses required to be paid under the Loan Documents;

(b) the Administrative Agent shall have received this Amendment, duly executed by the Required Lenders, Administrative Agent, Revolving Agent and Borrower, and the same shall be in full force and effect;

(c) The representations and warranties in this Amendment, the Credit Agreement, as amended by this Amendment, and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

(d) After giving effect to this Amendment, no Default, Event of Default or event that, with the giving of notice or passage of time, would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein; and

(e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, any Guarantor or any Lender.

5. Representations and Warranties. Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

(b) The Borrower has the legal power and authority to execute and deliver this Amendment.

(c) The officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof.

(d) The execution and delivery of this Amendment by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the organizational documents of the Borrower or any law applicable to the Borrower or result in a breach of any provisions of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower.

(e) No Event of Default or Default has occurred and is continuing (save as contemplated in Section 3 above) or would exist after giving effect to this Amendment.

6. Effect on the Credit Agreement.

(a) Except as specifically amended herein, the Credit Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agents, or constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

7. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be construed in accordance with and governed by the law of the State of New York, without regard to principles of conflicts of law (other than Section 5-1401 of the General Obligations Law of the State of New York).

8. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof

9. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument; provided no party shall be bound unless and until the parties hereto have each signed a counterpart hereof. Facsimile transmissions of any executed original documents and/or retransmission of any executed facsimile transmission shall be deemed to be the same as the delivery of an executed original. At the written request of any party hereto, the other parties hereto shall confirm facsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the day and year first above written.

GLOBAL POWER EQUIPMENT GROUP INC., a Delaware corporation, as Borrower

By:
	Name:	John M. Matheson
	Title:	President and Chief Executive Officer

DELTAK CONSTRUCTION SERVICES, INC., a Wisconsin corporation, as a Guarantor

By:
	Name:	John M. Matheson
	Title:	Director

DELTAK, L.L.C., A Delaware limited liability company, as a Guarantor

By:
	Name:	John M. Matheson
	Title:	Director

BRADEN CONSTRUCTION SERVICES, INC., A Delaware corporation, as a Guarantor

By:
	Name:	John M. Matheson
	Title:	Director

BRADEN MANUFACTURING L.L.C., A Delaware limited liability company, as a Guarantor

By:
	Name:	John M. Matheson
	Title:	Director

[SIGNATURE PAGE – AMENDMENT NO. 2 TO CREDIT AGREEMENT]

GLOBAL POWER PROFESSIONAL SERVICES, L.L.C., A Delaware limited liability company, as a Guarantor

By:
	Name:	John M. Matheson
	Title:	Manager

WILLIAMS INDUSTRIAL SERVICES GROUP, L.L.C., a Delaware limited liability company, as a Guarantor

By:
	Name:	John M. Matheson
	Title:	Manager

WILLIAMS INDUSTRIAL SERVICES, LLC, a Georgia limited liability company, as a Guarantor

By:
	Name:	David Willis
	Title:	Manager

WILLIAMS SPECIALTY SERVICES, LLC, a Georgia limited liability company, as a Guarantor

By:
	Name:	John M. Matheson
	Title:	Manager

WILLIAMS PLANT SERVICES, LLC, a Georgia limited liability company, as a Guarantor

By:
	Name:	John M. Matheson
	Title:	Manager

[SIGNATURE PAGE – AMENDMENT NO. 2 TO CREDIT AGREEMENT]

Exhibit A

Schedule 5.01(t)(i)

Cash Management Banks / Location of Existing Bank Accounts

Schedule 5.01(t)(i)

Global Power Equipment Group Inc.:

Bank	Account Description	Account Number
Wells Fargo	Master account	***
Wells Fargo	A/P account	***

Braden Manufacturing, L.L.C.:

Rank	Account Description	Account Number
Wells Fargo	Master account	***
Wells Fargo	A/P account	***
Wells Fargo	Payroll	***

Deltak, L.L.C.:

Bank	Account Description	Account Number
Wells Fargo	Master account	***
Wells Fargo	A/P account	***
Wells Fargo	Payroll	***

Deltak Construction Services, Inc.

Bank	Account Description	Account Number
Wells Fargo	A/P account	***
Wells Fargo	Payroll	***

Williams Industrial Services Group, L.L.C.:

Bank	Account Description	Account Number
Bank of America	Escrow Account	***
Bank of America	Concentration Account	***
Bank of America	Disbursement	***
Bank of America	Disbursement	***
Bank of America	Disbursement	***
Bank of America	Depository / Lockbox	***

Williams Industrial Services, LLC

Bank	Account Description	Account Number
Bank of America	Disbursement	***
Bank of America	Disbursement	***
Bank of America	Disbursement	***

Williams Specialty Services, LLC

Bank	Account Description	Account Number
Bank of America	Disbursement	***
Bank of America	Disbursement	***
Bank of America	Disbursement	***
Bank of America	Disbursement	***
Bank of America	Depository / Lockbox	***

Williams Plant Services, LLC

Bank	Account Description	Account Number
Bank of America	Disbursement	***
Bank of America	Disbursement	***
Bank of America	Disbursement	***
Bank of America	Disbursement	***
Bank of America	Depository / Lockbox	***

*** TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

Exhibit B

Schedule 5.01(t)(iii)

Accounts Not Subject to Control Agreements

Williams Industrial Services Group, L.L.C.:

Bank	Account Description	Account Number
Bank of America	Disbursement	***
Bank of America	Disbursement	***
Bank of America	Disbursement	***

Williams Industrial Services, LLC

Bank	Account Description	Account Number
Bank of America	Disbursement	***
Bank of America	Disbursement	***
Bank of America	Disbursement	***

Williams Specialty Services, LLC

Bank	Account Description	Account Number
Bank of America	Disbursement	***
Bank of America	Disbursement	***
Bank of America	Disbursement	***
Bank of America	Disbursement	***

Williams Plant Services, LLC

Bank	Account Description	Account Number
Bank of America	Disbursement	***
Bank of America	Disbursement	***
Bank of America	Disbursement	***
Bank of America	Disbursement	***

*** TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED